Exhibit 10-21

AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment (this “Amendment”) is entered into as of October 18, 2002, by and among The Navigators Group, Inc., a Delaware corporation (the “Borrower”), Bank One, NA (formerly known as The First National Bank of Chicago), individually and as agent (“Agent”), and the other financial institutions signatory hereto.

RECITALS

A.            The Borrower, the Agent and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of December 21, 1998, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 28, 2000, Amendment No. 2 to Amended and Restated Credit Agreement dated as of September 20, 2000 and Amendment No. 3 to Amended and Restated Credit Agreement dated as of December 31, 2001 (as so amended, the “Credit Agreement”).  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.            The Borrower, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.  Upon the “Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a)           Article I of the Credit Agreement shall be amended by deleting the definition of “Deferred Policy Acquisition Costs” in its entirety.

(b)           The definition of “Consolidated Total Intangible Assets” in Article I of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Consolidated Total Intangible Assets” means, at any time, the total intangible assets of the Borrower and its Consolidated Subsidiaries calculated on a consolidated basis as of such time including, but not limited to, goodwill, patents, trademarks, tradenames, copyrights and franchises and excluding deferred policy acquisition costs.

(c)           The definition of “Consolidated Tangible Net Worth” in Article I of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Consolidated Tangible Net Worth” means the excess of (a) Consolidated Total Tangible Assets over (b) Consolidated Total Liabilities, excluding,

however, for the purposes of Section 7.24.1, the effect of any unrealized gain or loss reported under Statement of Financial Accounting Standards No. 115.

(d)           The definition of “Letter of Credit Termination Date” in Article I of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Letter of Credit Termination Date” means November 19, 2003 or any later date as may be specified as the Letter of Credit Termination Date in accordance with Section 3.10 or any earlier date on which the Letter of Credit Commitment is reduced to zero or otherwise terminated pursuant to the terms thereof.

(e)           Section 2.7(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(a) The Aggregate Revolving Credit Commitment shall be automatically and permanently reduced by the following amounts on the following dates (such reductions to take place regardless of any prior reductions of the Aggregate Revolving Credit Commitment pursuant to Section 2.7(b) but to be reduced in order of maturity by the amount of any prior reductions of the Aggregate Revolving Credit Commitment pursuant to Section 2.4(b)):

Date	Reduction Amount
April 1, 2003	$1,750,000
July 1, 2003	$1,750,000
October 1, 2003	$2,000,000
January 1, 2004	$2,000,000
April 1, 2004	$2,250,000
July 1, 2004	$2,250,000
Revolving Credit Termination Date	$2,500,000

(f)            Section 7.15 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

7.15.        Contingent Obligations.  The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except (a) by endorsement of instruments for deposit or collection in the ordinary course of business, (b) Contingent Obligations in respect of Letters of Credit; provided, however, that the Borrower may guarantee (i) the obligations of any Person that is its or its Subsidiary’s employee so long as the aggregate amount of all such guaranteed obligations, taken together with the aggregate amount of any and all loans to such Persons by the Borrower in accordance with Section 7.14 outstanding at any time do not in the aggregate exceed $250,000, (ii) the obligations of any Subsidiary over the initial contracted lease term under leases of Property entered into in the ordinary course of business in an aggregate

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amount not to exceed $5,000,000, (iii) the obligations of any Subsidiary under office space leases in existence on October 18, 2002 and replacements thereof that are on substantially similar terms and conditions as the lease being replaced, and (iv) Contingent Obligations in respect of letters of credit issued by Munichener Ruckversicherung Aktiengesellschaft (d/b/a Munich) in an aggregate amount not to exceed £10,625,000.

(g)           Section 7.24.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

7.24.1      Minimum Consolidated Tangible Net Worth.  The Borrower will at all times maintain Consolidated Tangible Net Worth of not less than the sum of (a) $128,000,000, plus (b) 75% of the cumulative positive Consolidated Net Income, if any, earned from October 1, 2002 to the date of calculation, plus (c) 75% of the Net Available Proceeds of any equity issuance in excess of $1,000,000 (including any capital contribution to surplus of the Borrower in respect of which no additional shares are issued), if any, made on or after October 1, 2002 by the Borrower after the Closing Date.

(h)           Section 7.24.2 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

7.24.2      Minimum Statutory Surplus.  The Borrower will cause the Significant Insurance Subsidiaries to maintain an aggregate Statutory Surplus of not less than (i) $110,272,875 in each Fiscal Quarter ending on or before December 31, 2003, and (ii) at all times thereafter, the sum of (a) $110,272,875, plus (b) 50% of the cumulative positive aggregate Statutory Net Income, if any, earned by the Significant Insurance Subsidiaries from January 1, 2004 to the date of calculation, plus (c) 75% of the Net Available Proceeds of any equity issuance (including any capital contribution to surplus of any Significant Insurance Subsidiary in respect of which no additional shares are issued) by any Significant Insurance Subsidiary after the Closing Date.

(i)            The Pricing Schedule shall be deleted in its entirety, and the Pricing Schedule attached hereto and made a part hereof shall be substituted in its place.

(j)            Schedule I to the Credit Agreement shall be deleted in its entirety, and Schedule I attached hereto and made a part hereof shall be substituted in its place.

2.             Representations and Warranties of the Borrower.  The Borrower represents and warrants that:

(a)           The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to  the effect of any applicable

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bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(b)           Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date;

(c)           After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

3.             Effective Date.  Section 1 of this Amendment shall not become effective unless and until the Borrower has furnished the following to the Agent with sufficient copies for the Lenders and the other conditions set forth below have been satisfied:

(a)           Amendment.  A copy of this Amendment, executed by the Borrower, the Agent and the Lenders.

(b)           Good Standing Certificate.  A certificate of good standing for the Borrower, certified by the appropriate governmental officer in its jurisdiction of incorporation.

(c)           Officer’s Certificate.  A certificate, signed by an Authorized Officer of the Borrower, stating that:  (i) on the date hereof no Default or Unmatured Default has occurred and is continuing; and (ii) each of the representations and warranties set forth in Article VI of the Credit Agreement is true and correct on and as of the Effective Date and (iii) except as set forth therein, no amendments or modifications have been made to the Borrower’s articles of incorporation or by-laws since December 21, 1998.

(d)           Amendment Fee.  Receipt by the Agent for the benefit of the Lenders of an amendment fee in an amount equal to fifteen (15) basis points on each such Lender’s Revolving Credit Commitment and Letter of Credit Participation Amount on the date hereof after giving effect to this Amendment, which fee shall be deemed fully earned and non-refundable on the date hereof (the “Amendment Fee”).

(e)           Other.  Such other documents as the Agent, any Lender or their counsel may have reasonably requested.

The date on which the foregoing conditions have been satisfied is the “Effective Date.”

4.             Reference to and Effect Upon the Credit Agreement.

(a)           Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement

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or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5.             Costs and Expenses.

(a)           The Borrower hereby affirms its obligation under Section 10.7 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and time charges of attorneys for the Agent with respect thereto.

(b)           The Borrower hereby agrees that on the Effective Date, the Borrower shall pay the Arranger, the Agent and the Lenders the Amendment Fee, which Amendment Fee shall be deemed fully earned and non-refundable on the date hereof.

6.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

THE NAVIGATORS GROUP, INC.

By:

Its:

BANK ONE, NA (formerly known as The First National Bank of Chicago), as a Lender and as Agent

By:

Its:

BROWN BROTHERS HARRIMAN & CO., as a Lender and as Co-Agent

By:

Its:

CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

By:

Its:

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FLEET NATIONAL BANK, as a Lender

By:

Its:

BARCLAYS BANK plc, as a Lender

By:

Its:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:

Its:

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PRICING SCHEDULE

APPLICABLE MARGIN	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
Eurodollar Rate	0.875%	1.000%	1.250%	1.500%

APPLICABLE FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
Commitment Fee	0.125%	0.150%	0.250%	0.300%
Letter of Credit Participation Fee	0.875%	1.000%	1.250%	1.500%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Level I Status” exists at any date if, on such date, the Borrower has an S&P Debt Rating of A- or better or, if the Borrower does not have an S&P Debt Rating, each of Navigators and each other Significant Insurance Subsidiary of the Borrower shall have an S&P Financial Strength Rating of A+ or better.

“Level II Status” exists at any date if, on such date, the Borrower has not qualified for Level I Status, and the Borrower has an S&P Debt Rating of BBB or better or, if the Borrower does not have an S&P Debt Rating, each of Navigators and each other Significant Insurance Subsidiary of the Borrower shall have an S&P Financial Strength Rating of A or better.

“Level III Status” exists at any date if, on such date, the Borrower has not qualified for Level I Status or Level II Status, and the Borrower has an S&P Debt Rating of BBB- or better or, if the Borrower does not have an S&P Debt Rating, each of Navigators and each other Significant Insurance Subsidiary of the Borrower shall have an S&P Financial Strength Rating of A- or better.

“Level IV Status” exists at any date if, on such date, the Borrower has not qualified for Level I Status, Level II Status or Level III Status.

“S&P” means Standard and Poor’s Rating Services, a division of The McGraw Hill Companies, Inc.

“S&P Debt Rating” means, at any time, the rating issued by S&P with respect to the Borrower’s senior unsecured and unguaranteed long-term debt.

“S&P Financial Strength Rating” means, at any time, the rating issued by S&P with respect to the financial strength of Navigators and each other Significant Insurance Subsidiary of the Borrower.

“Status” means either Level I Status, Level II Status, Level III Status or Level IV Status.

The Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Participation Fee Rate shall be determined in accordance with the foregoing table based on the Borrower’s Status as determined from its then-current S&P Debt Rating or, if the Borrower does not have an S&P Debt Rating, the then-current S&P Financial Strength Rating of Navigators and each other Significant Insurance Subsidiary of the Borrower.  The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date.  If at any time the Borrower has no S&P Debt Rating and no Significant Insurance Subsidiary of the Borrower has an S&P Financial Strength Rating, Level IV Status shall exist.

Notwithstanding anything to the contrary contained in this Pricing Schedule, until the later of (a) October 1, 2003 and (b) the date on which the aggregate Statutory Surplus of all Significant Insurance Subsidiaries, as reflected in the most recent annual or quarterly financial statements of the Borrower delivered pursuant to Section 7.1(a) or (b), is equal to or greater than $120,000,000, Level III Status (or Level IV Status, if applicable) shall exist.

Schedule I

COMMITMENTS

Lender	Revolving Credit Commitment	Letter of Credit Commitment

Bank One, NA	$3,326,470.66	$15,117,647.06
Brown Brothers Harriman & Co.	$1,705,882.33	$6,470,588.24
Credit Lyonnais New York Branch	$3,070,588.21	$0
Fleet National Bank	$3,070,588.21	$6,647,058.82
Barclays Bank plc	$3,326,470.59	$15,117,647.06
LaSalle Bank National Association	$0	$11,647,058.82

Total Commitments:	$14,500,000	$55,000,000